UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2018

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07

Submission of a Matter to a Vote of Security Holders.

On May 24, 2018, Rare Element Resources Ltd. (the “Company”) held its annual meeting of shareholders for the fiscal year ended December 31, 2017 (the “Meeting”).  At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive information and proxy circular filed on April 13, 2018.  As of the record date (March 29, 2018), a total of 79,591,880 common shares of the Company were outstanding and entitled to vote.  In total, 63,043,589 common shares were present in person or represented by proxy at the Meeting, which represented approximately 79.2% of the shares outstanding and entitled to vote as of the record date.

The votes on the proposals were cast as set forth below:

1.

Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to the shareholders.  As a result, the Company’s board of directors consists of the seven persons elected at the Meeting.

Name	For	Withheld	Broker Non-Votes
Gerald W. Grandey	31,443,023	977,731	30,622,835
F. Steven Mooney	31,632,733	788,021	30,622,835
Kenneth J. Mushinski	31,547,742	873,012	30,622,835
David I. Roberts	31,576,930	843,824	30,622,835
Paul J. Schlauch	31,592,117	828,637	30,622,835
Randall J. Scott	31,616,544	804,210	30,622,835
Lowell A. Shonk	31,539,854	880,900	30,622,835

2.

Proposal No. 2 – Ratification and approval of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
59,135,624	2,503,053	1,404,912

3.

Proposal No. 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officer.

For	Against	Abstain	Broker Non-Votes
30,969,623	1,156,954	294,177	30,622,835

4.

Proposal No. 4 – Approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

3 Years	2 Years	1 Year	Abstain
29,621,229	364,525	1,729,955	705,045

With respect to Proposal 4, the Company’s board of directors, after considering the advisory vote of the shareholders, has determined to provide for an advisory shareholder vote on the compensation of the Company’s named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2018

RARE ELEMENT RESOURCES LTD.

/s/ Randall J. Scott

By:

Name:

Randall J. Scott

Title:

President and Chief Executive Officer

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